EXHIBIT 99.1

FOR IMMEDIATE RELEASE                           Contact: Claire M. Chadwick, CFO
                                                         973-669-7366, ext. 267

                    PENNFED FINANCIAL SERVICES, INC. REPORTS
                    ----------------------------------------
                             SECOND QUARTER EARNINGS
                             -----------------------
                       ANNOUNCES PLANS FOR 25th BRANCH AND
                       LAUNCHES NEW LOAN REFERRAL PROGRAMS

     WEST ORANGE, NJ, January 26, 2005 - PennFed Financial Services, Inc. (Nasdaq:PFSB), the nearly $2 billion holding company for New Jersey-based Penn Federal Savings Bank, reported earnings for the second fiscal quarter ended December 31, 2004 of 28 cents per diluted share. Earnings represented a 40% increase over the 20 cents per diluted share reported for the comparable prior year quarter.

     For the first six months of fiscal 2005, PennFed reported earnings of 55 cents per diluted share, compared to 43 cents per diluted share for the comparable six months ended December 31, 2003. Return on equity for the six months ended December 31, 2004 was 12.80% compared to 10.55% for the comparable prior year period.

     At December 31, 2004 assets totaled $1.979 billion, reflecting growth from $1.962 billion at September 30, 2004 and $1.902 billion at June 30, 2004. Growth in net loans receivable since June 30, 2004 was nearly 7%, or 13% annualized. Total loan production for the December 2004 quarter was $92 million and $239 million for the entire six month period. The slowdown in one- to four-family mortgage loan production for the December 2004 quarter reflects the reduction in refinance activity. Growth in the portfolio was aided by the slowdown in accelerated prepayments on loans.





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PennFed 2Q-2005
Page 2

     "Our focus on gathering deposits continues," indicated Joseph L. LaMonica, PennFed's President and Chief Executive Officer. Core deposits, which include checking, money market and savings accounts, increased $41 million, or 7.0%, since June 30, 2004.

     "Following the opening of new branches in February 2004 and June 2004, the Bank will open a 25th branch - a supermarket branch located in Aberdeen. The facility is a complement to existing Penn Federal branches in the area and is scheduled to open in February 2005," stated LaMonica.

     As seen for many other traditional thrifts, PennFed's net interest margin reflected modest compression. For the current quarter, the margin was 2.33%, representing an increase from 2.14% for the same period last year, but reflected a 5 basis point contraction from the September 2004 quarter. "A slowdown in loan prepayments, growth in the loan portfolio and the repricing of certain deposits and other borrowings were offset by the effects of rising short term rates and the flatter yield curve in the current environment," explained LaMonica.

     For the three and six months ended December 31, 2004, PennFed reported $1.1 million and $2.2 million, respectively, of service charges and other non-interest income, compared to $1.2 million and $2.9 million, respectively, for the comparable prior year periods as fees associated with loan prepayments and modifications decreased. Additional opportunities for increasing non-interest income are continually being explored and implemented if appropriate.

     The Company is currently in the process of implementing two new loan referral programs - one related to multi-family loans and one related to one- to four-family loans. Under these programs, loan products that the Company does not currently offer or loans that the Company cannot or does not want to put in portfolio will be referred to a third party, with

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PennFed 2Q-2005
Page 3

the Company earning fee income on each referral. Currently, potential borrowers requesting these types of loans must be turned away.

     While net interest margin contracted slightly in this quarter, as noted previously, LaMonica stated, "Our reputation as a low-risk, low-cost provider of financial services is evident in our strong asset quality and our low expense ratios." Non-performing assets totaled $1.8 million and represented only 0.09% of total assets at December 31, 2004. In addition, the Company's non-interest expense ratio was very strong at 1.26% for both the three and six months ended December 31, 2004. While current expense levels reflect the end of costs associated with funding the Company's Employee Stock Ownership Plan, expenses include a replacement benefit plan for the ESOP as well as costs associated with the three branches opened since September 2003. The Bank's intangible assets will be fully amortized as of March 31, 2005, eliminating $454,000 of expense quarterly. Nevertheless, costs associated with regulatory burden, especially compliance with Sarbanes-Oxley Section 404, continue to require significant additional expenditures.

     During the December 2004 quarter, the Company was successful in repurchasing 181,600 shares of its outstanding stock at prices ranging from $15.23 to $17.25, for a total cost of $3.0 million. PennFed continues to employ stock repurchases as a means of utilizing capital.

     PennFed stockholders of record as of February 11, 2005 will be paid a cash dividend of $0.05 per share on February 25, 2005. The Company continues to review its dividend policy on a regular basis.


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PennFed 2Q-2005
Page 4

     Penn Federal Savings Bank maintains 24 New Jersey branch offices, with a 25th branch in Aberdeen, New Jersey opening in February 2005. The Bank's deposits are insured by the Federal Deposit Insurance Corporation.

     This release contains forward-looking statements that are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to certain risks and uncertainties, including, among other things, changes in economic conditions in the Company's market area, changes in policies by regulatory agencies, fluctuations in interest rates and demand for loans in the Company's market area, the relationship of short-term interest rates to long-term interest rates, competition and terrorist acts that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The Company wishes to caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above, as well as other factors, could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements.



                                       ###

                           NOTE: SEE FINANCIAL TABLES


                                              PennFed Financial Services, Inc.
                                        (Holding Company for Penn Federal Savings Bank)
                                          Selected Consolidated Financial Information
                                        (dollars in thousands, except per share amounts)


                                                          December 31,      September 30,     June 30,      December 31,
                                                             2004              2004             2004            2003
                                                          -----------       -----------     -----------     -----------

Selected Financial Condition Data:
     Cash and cash equivalents                            $    14,829       $    13,390     $    14,859     $    36,737
     Investments, net                                         422,159           425,086         424,980         417,994
     Mortgage-backed securities, net                           87,879            93,025         100,079         104,856
     Loans held for sale                                        2,580                 0               0           3,364
     Loans receivable:
          One- to four-family mortgage loans                1,075,831         1,065,001         996,659         879,479
          Commercial and multi-family real estate loans       168,092           170,566         172,244         160,926
          Consumer loans                                      124,402           119,272         117,688         114,206
          Allowance for loan losses                            (6,064)           (6,070)         (6,249)         (6,271)
          Other, net                                            7,931             7,812           7,131           6,251
                                                          -----------       -----------     -----------     -----------
     Loans receivable, net                                  1,370,192         1,356,581       1,287,473       1,154,591

     FHLB stock                                                22,102            22,123          23,773          24,273
     Other intangible assets                                      454               907           1,361           2,268
     Other assets                                              59,293            51,140          49,761          47,903
                                                          -----------       -----------     -----------     -----------
     Total assets                                         $ 1,979,488       $ 1,962,252     $ 1,902,286     $ 1,791,986
                                                          ===========       ===========     ===========     ===========

     Deposits:
          Checking and money market                       $   199,297       $   167,624     $   169,609     $   168,113
          Savings                                             430,203           433,382         418,678         388,229
          Certificates of deposit and accrued interest        623,954           635,224         599,813         550,915
                                                          -----------       -----------     -----------     -----------
     Total deposits                                         1,253,454         1,236,230       1,188,100       1,107,257

     FHLB advances                                            425,465           425,465         475,465         485,465
     Other borrowings                                         122,624           121,747          59,346          23,118
     Junior subordinated debentures                            42,059            42,048          42,037          42,015
     Other liabilities                                         12,551            13,914          18,939          13,367
     Stockholders' equity                                     123,335(a)        122,848         118,399         120,764
                                                          -----------       -----------     -----------     -----------
     Total liabilities and stockholders' equity           $ 1,979,488       $ 1,962,252     $ 1,902,286     $ 1,791,986
                                                          ===========       ===========     ===========     ===========

     Book value per share                                 $      9.04       $      8.92     $      8.72     $      8.87
     Tangible book value per share                        $      9.00       $      8.85     $      8.62     $      8.71

     Equity to assets                                            6.23%             6.26%           6.22%           6.74%
     Tangible equity to tangible assets                          6.21%             6.22%           6.16%           6.62%

Asset Quality Data:
     Non-performing loans                                 $     1,776       $     1,659     $     2,182     $     3,116
     Real estate owned, net                                         0               473               0              28
                                                          -----------       -----------     -----------     -----------
     Total non-performing assets                          $     1,776       $     2,132     $     2,182     $     3,144
                                                          ===========       ===========     ===========     ===========

     Non-performing loans to total loans                         0.13%             0.12%           0.17%           0.27%
     Non-performing assets to total assets                       0.09%             0.11%           0.11%           0.18%
     Allowance for loan losses to non-performing loans         341.44%           365.88%         286.39%         201.25%
     Allowance for loan losses to total gross loans              0.44%             0.45%           0.48%           0.54%

Regulatory Capital Ratios (of the Bank):
     Tangible capital ratio (requirement - 1.50%)                8.56%             8.58%           8.61%           8.91%
     Core capital ratio (requirement - 4.00%)                    8.56%             8.58%           8.61%           8.91%
     Risk-based capital ratio (requirement - 8.00%)             16.58%            16.75%          16.86%          17.69%


(a) Common shares outstanding as of December 31, 2004 totaled 13,648,966 shares.

                       Amounts have been restated for the effects of a 2 for 1 stock split in the form of a 100% stock dividend paid on October 29, 2004.



                                      PennFed Financial Services, Inc.
                               (Holding Company for Penn Federal Savings Bank)
                                 Selected Consolidated Financial Information
                               (dollars in thousands, except per share amounts)


                                                      For the three months ended     For the six months ended
                                                              December 31,                 December 31,
                                                      --------------------------    --------------------------
                                                          2004           2003           2004           2003
                                                      -----------    -----------    -----------    -----------
Selected Operating Data:
   Interest and dividend income                       $    25,999    $    23,658    $    51,804    $    47,399
   Interest expense                                        15,060         14,620         29,794         29,424
                                                      -----------    -----------    -----------    -----------
        Net interest and dividend income                   10,939          9,038         22,010         17,975
   Provision for loan losses                                    0              0              0              0
                                                      -----------    -----------    -----------    -----------
   Net interest and dividend income
        after provision for loan losses                    10,939          9,038         22,010         17,975
   Non-interest income:
        Service charges                                       867            871          1,593          2,174
        Net gain (loss) from real estate operations           157              1            157              1
        Net gain on sales of loans                             70            363             94            697
        Other                                                 261            329            611            702
                                                      -----------    -----------    -----------    -----------
        Total non-interest income                           1,355          1,564          2,455          3,574
   Non-interest expenses:
        Compensation & employee benefits                    3,079          3,616          6,272          6,940
        Net occupancy expense                                 559            480          1,098            903
        Equipment                                             543            498          1,078            984
        Advertising                                           227             78            394            134
        Amortization of intangibles                           454            454            907            909
        Federal deposit insurance premium                      43             41             84             85
        Other                                               1,276          1,090          2,467          2,001
                                                      -----------    -----------    -----------    -----------
        Total non-interest expenses                         6,181          6,257         12,300         11,956
                                                      -----------    -----------    -----------    -----------
   Income before income taxes                               6,113          4,345         12,165          9,593
   Income tax expense                                       2,133          1,464          4,397          3,339
                                                      -----------    -----------    -----------    -----------
   Net income                                         $     3,980    $     2,881    $     7,768    $     6,254
                                                      ===========    ===========    ===========    ===========

   Weighted avg. no. of diluted common shares          14,114,728     14,487,888     14,187,618     14,479,658
   Diluted earnings per common share                  $      0.28    $      0.20    $      0.55    $      0.43

   Return on average common equity                          12.97%          9.65%         12.80%         10.55%

   Return on average assets                                  0.81%          0.65%          0.79%          0.70%

   Average earning assets                             $ 1,901,002    $ 1,715,792    $ 1,891,056    $ 1,715,839

   Yield on average interest-earning assets                  5.45%          5.50%          5.46%          5.50%
   Cost of average interest-bearing liabilities              3.25%          3.50%          3.23%          3.53%
                                                      -----------    -----------    -----------    -----------

   Net interest rate spread                                  2.20%          2.00%          2.23%          1.97%
                                                      ===========    ===========    ===========    ===========

   Net interest margin                                       2.33%          2.14%          2.35%          2.12%

   Non-interest exp. as a % of avg. assets                   1.26%          1.40%          1.26%          1.34%
   Efficiency ratio                                         47.19%         54.74%         46.87%         51.27%

   Loan originations and purchases:
        One- to four-family mortgage loans            $    55,899    $    61,304    $   179,143    $   239,637
        Commercial and multi-family real estate
         loans                                             16,217          8,144         22,032         17,216
        Consumer loans                                     20,121         15,441         37,826         38,173
                                                      -----------    -----------    -----------    -----------
        Total loan originations and purchases         $    92,237    $    84,889    $   239,001    $   295,026
                                                      ===========    ===========    ===========    ===========


                 Amounts have been restated for the effects of a 2 for 1 stock split in the form of a 100% stock dividend paid on October 29, 2004.



                                              PennFed Financial Services, Inc.
                                       (Holding Company for Penn Federal Savings Bank)
                                        Selected Consolidated Financial Information
                                       (dollars in thousands, except per share amounts)


                                                                              For the three months ended
                                                    -------------------------------------------------------------------------------
                                                      Dec. 31,        Sep. 30,         Jun. 30,         Mar. 31,        Dec. 31,
                                                        2004             2004            2004             2004             2003
                                                    -----------      -----------      -----------      -----------      -----------
Selected Operating Data:
   Interest and dividend income                     $    25,999      $    25,805      $    24,551      $    24,326      $    23,658
   Interest expense                                      15,060           14,734           14,652           14,598           14,620
                                                    -----------      -----------      -----------      -----------      -----------
        Net interest and dividend income                 10,939           11,071            9,899            9,728            9,038
   Provision for loan losses                                  0                0                0                0                0
                                                    -----------      -----------      -----------      -----------      -----------
   Net interest and dividend income
        after provision for loan losses                  10,939           11,071            9,899            9,728            9,038
   Non-interest income:
        Service charges                                     867              726            1,044              957              871
        Net gain from real estate operations                157                0               57                0                1
        Net gain on sales of loans                           70               24                5               57              363
        Other                                               261              350              375              360              329
                                                    -----------      -----------      -----------      -----------      -----------
        Total non-interest income                         1,355            1,100            1,481            1,374            1,564
   Non-interest expenses:
        Compensation & employee benefits                  3,079            3,193            3,752            3,901            3,616
        Net occupancy expense                               559              539              477              514              480
        Equipment                                           543              535              537              536              498
        Advertising                                         227              167              154              102               78
        Amortization of intangibles                         454              453              454              453              454
        Federal deposit insurance premium                    43               41               42               41               41
        Other                                             1,276            1,191            1,421            1,090            1,090
                                                    -----------      -----------      -----------      -----------      -----------
        Total non-interest expenses                       6,181            6,119            6,837            6,637            6,257
                                                    -----------      -----------      -----------      -----------      -----------
   Income before income taxes                             6,113            6,052            4,543            4,465            4,345
   Income tax expense                                     2,133            2,264            1,705            1,499            1,464
                                                    -----------      -----------      -----------      -----------      -----------
   Net income                                       $     3,980      $     3,788      $     2,838      $     2,966      $     2,881
                                                    ===========      ===========      ===========      ===========      ===========

   Weighted avg. no. of diluted common shares        14,114,728       14,195,722       14,205,944       14,385,896       14,487,888
   Diluted earnings per common share                $      0.28      $      0.27      $      0.20      $      0.21      $      0.20

   Return on average common equity                        12.97%           12.63%            9.69%            9.98%            9.65%

   Return on average assets                                0.81%            0.78%            0.61%            0.66%            0.65%

   Average earning assets                           $ 1,901,002      $ 1,881,110      $ 1,782,562      $ 1,741,017      $ 1,715,792

   Yield on average interest-earning assets                5.45%            5.47%            5.51%            5.59%            5.50%
   Cost of average interest-bearing liabilities            3.25%            3.22%            3.41%            3.48%            3.50%
                                                    -----------      -----------      -----------      -----------      -----------
   Net interest rate spread                                2.20%            2.25%            2.10%            2.11%            2.00%
                                                    ===========      ===========      ===========      ===========      ===========

   Net interest margin                                     2.33%            2.38%            2.23%            2.24%            2.14%

   Non-interest exp. as a % of avg. assets                 1.26%            1.26%            1.48%            1.47%            1.40%
   Efficiency ratio                                       47.19%           46.55%           56.37%           55.70%           54.74%

   Loan originations and purchases:
        One- to four-family mortgage loans          $    55,899      $   123,244      $   143,758      $    79,438      $    61,304
        Commercial and multi-family real estate
         loans                                           16,217            5,815           15,863           10,143            8,144
        Consumer loans                                   20,121           17,705           19,581           17,248           15,441
                                                    -----------      -----------      -----------      -----------      -----------
        Total loan originations and purchases       $    92,237      $   146,764      $   179,202      $   106,829      $    84,889
                                                    ===========      ===========      ===========      ===========      ===========


                           Amounts have been restated for the effects of a 2 for 1 stock split in the form of a 100% stock dividend paid on October 29, 2004.



                                             PennFed Financial Services, Inc.
                                       (Holding Company for Penn Federal Savings Bank)
                                         Selected Consolidated Financial Information
                                       (dollars in thousands, except per share amounts)

                                  CALCULATION OF NET INCOME ADJUSTED FOR NON-RECURRING CHARGES
                                  ------------------------------------------------------------


                                                                              For the three months ended
                                              ---------------------------------------------------------------------------------
                                                Dec. 31,         Sep. 30,         Jun. 30,          Mar. 31,         Dec. 31,
                                                  2004             2004            2004               2004             2003
                                              ------------     ------------     ------------      ------------     ------------

Reported net income                           $      3,980     $      3,788     $      2,838      $      2,966     $      2,881

Non-recurring charges:
     Additional environmental accrual                    0                0              298                 0                0
     Tax effect                                          0                0             (110)                0                0
                                              ------------     ------------     ------------      ------------     ------------
     Non-recurring charges, net of taxes                 0                0              188                 0                0

                                              ------------     ------------     ------------      ------------     ------------
"Adjusted" net income                         $      3,980     $      3,788     $      3,026      $      2,966     $      2,881
                                              ============     ============     ============      ============     ============

Weighted avg. no. of diluted common shares      14,114,728       14,195,722       14,205,944        14,385,896       14,487,888
Diluted earnings per common share             $       0.28     $       0.27     $       0.21      $       0.21     $       0.20

Return on average common equity                      12.97%           12.63%           10.33%             9.98%            9.65%

Return on average assets                              0.81%            0.78%            0.66%             0.66%            0.65%

Non-interest exp. as a % of avg. assets               1.26%            1.26%            1.42%             1.47%            1.40%
Efficiency ratio                                     47.19%           46.55%           53.74%            55.70%           54.74%


                        Amounts have been restated for the effects of a 2 for 1 stock split in the form of a 100% stock dividend paid on October 29, 2004.
